EXHIBIT 10.7(a)
                                                                  EXECUTION COPY

                  AMENDMENT dated as of April 30, 1998, to the Credit Agreement dated as of September 18, 1997 (the "Credit Agreement"), among FOOTSTAR, INC. (the "Company"), the BANKS party thereto, THE BANK OF NEW YORK, as Issuing Bank, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Swingline Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      A. The Company, the Banks and the Agent have heretofore entered into the Credit Agreement.

      B. The Company wishes, and the undersigned Banks and the Agent are willing, upon the terms and subject to the conditions set forth herein, to amend
Section 5.15 of the Credit Agreement as set forth herein.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

      SECTION 1. Amendment of the Credit Agreement. Section 5.15 of the Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) by replacing the amount "$110,000,000" in clause (d) thereof with the amount "$135,000,000".

      SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants on and as of the Amendment Effective Date that (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are true in all material respects and (ii) no Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") of receipt by the Agent (or its counsel) of counterparts hereof signed by the Company and the Required Banks or, in the case of any such party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic,


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telex or other written confirmation from such party of execution of a counterpart hereof by such party.

      SECTION 4. Expenses. The Company shall pay all reasonable out-of-pocket expenses of the Agent, including the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Agent, in connection with the preparation of this Amendment.

      SECTION 5. New York Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 7. Headings. The headings of this Amendment are for convenience of reference only and are not part of this Amendment and are not to be taken into consideration in interpreting this Amendment.


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      SECTION 8. Effect of Amendment. Unless and until this Amendment becomes effective, the Credit Agreement shall continue in effect on the terms thereof in effect on the date hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                             FOOTSTAR, INC.,

                                               by /s/ BRIAN M. SZAMES
                                                  ------------------------------
                                                  Name: Brian M. Szames
                                                  Title: Vice President and
                                                          Treasurer

                                             MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK, individually and
                                             as Administrative Agent and
                                             Swingline Lender,

                                               by /s/ DOUG MAHER
                                                  ------------------------------
                                                  Name:  Doug Maher
                                                  Title: Vice President

                                             THE BANK OF NEW YORK,
                                             individually and as Issuing
                                             Bank,

                                               by /s/ HOWARD F. BASCOM, JR.
                                                  ------------------------------
                                                  Name: Howard F. Bascom, Jr.
                                                  Title: Vice President

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                                             THE ASAHI BANK, LTD.,

                                               by /s/ DOUGLAS PRICE
                                                  ------------------------------
                                                  Name: Douglas Price
                                                  Title: Senior Vice President

                                             BANK OF AMERICA NATIONAL TRUST &
                                             SAVINGS ASSOCIATION,

                                               by /s/ SANDRA S. OBER
                                                  ------------------------------
                                                  Name: Sandra S. Ober
                                                  Title: Managing Director


                                             BANKBOSTON, N.A.,

                                               by /s/ NANCY FULLER
                                                  ------------------------------
                                                  Name: Nancy Fuller
                                                  Title: Director

                                             CIBC, INC.,

                                               by /s/ ELIZABETH FISCHER
                                                  ------------------------------
                                                  Name: Elizabeth Fischer
                                                  Title: Executive Director


                                             CORESTATES BANK, N.A.,

                                               by /s/ THOMAS MCDONNELL
                                                  ------------------------------
                                                  Name: Thomas McDonnell
                                                  Title: Vice President

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                                             CREDIT LYONNAIS NEW YORK BRANCH,

                                               by /s/ VLADIMIR LABUN
                                                  ------------------------------
                                                  Name: Vladimir Labun
                                                  Title: First Vice President
                                                         - Manager

                                             CREDIT SUISSE FIRST BOSTON,

                                               by /s/ CHRIS T. HORGAN
                                                  ------------------------------
                                                  Name: Chris T. Horgan
                                                  Title: Vice President

                                               by /s/ KRISTIN LEPRI
                                                  ------------------------------
                                                  Name: Kristin Lepri
                                                  Title: Associate

                                             FLEET NATIONAL BANK,

                                               by /s/ THOMAS J. BULLARD
                                                  ------------------------------
                                                  Name: Thomas J. Bullard
                                                  Title: Vice President

                                             NATIONAL AUSTRALIA BANK LIMITED,

                                               by /s/ R. ADAMS PERRY III
                                                  ------------------------------
                                                  Name: R. Adams Perry III
                                                  Title: SVP & Head of Corporate
                                                         Banking & Finance

                                               by /s/ BILL SCHMID
                                                  ------------------------------
                                                  Name: Bill Schmid
                                                  Title: Relationship Manager
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                                             PNC BANK, NATIONAL ASSOCIATION,

                                               by /s/ MICHAEL RICHARDS
                                                  ------------------------------
                                                  Name: Michael Richards
                                                  Title: Vice President

                                             THE SAKURA BANK, LTD.,

                                               by /s/ YASUMASA KIKUCHI
                                                  ------------------------------
                                                  Name: Yasumasa Kikuchi
                                                  Title: Senior Vice President

                                             STANDARD CHARTERED BANK,

                                               by /s/ LEONARDO TEE
                                                  ------------------------------
                                                  Name: Leonardo Tee
                                                  Title: Vice President

                                               by /s/ KRISTINA MCDAVID
                                                  ------------------------------
                                                  Name: Kristina McDavid
                                                  Title: Vice President


                                             UNION BANK OF CALIFORNIA, N.A.,

                                               by /s/ ROBERT C. PILER
                                                  ------------------------------
                                                  Name: Robert C. Piler
                                                  Title: Vice President